SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 29, 2012

                        Commission File Number 333-136247


                            Domark International Inc.
             (Exact name of registrant as specified in its charter)

          Nevada                                                 20-4647578
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

  254 S. Ronald Reagan Blvd, Suite 134
         Longwood, Florida                                          32750
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (877) 732-5035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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EXPLANATORY NOTE

The purpose of this Amendment No. 1 on Form 8-K/A to the Company's Form 8-K as filed with the Securities and Exchange Commission on March 5, 2012 (the "Form 8-K"), is solely to replace Exhibit 10.1 to the Form 8-K. Due to a clerical error the Exhibit 10.1 as filed was not the final executed version of the Promissory Note between the Company and Infinite Funding Inc.

No other changes have been made to the Form 8-K. This Amendment No. 1 to the Form 8-K continues to speak as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and, except as noted above, does not modify or update in any way disclosures made in the original Form 8-K.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number                     Description
--------------                     -----------

    10.01 Promissory Note between Domark International Inc. and Infinite Funding Inc. dated February 29, 2012

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Domark International Inc.


                                          By: /s/ Michael Franklin
                                             -----------------------------------
                                             Michael Franklin
                                             Chief Executive Officer

Date: March 8, 2012

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